                                                                   Exhibit 10.14
                                                                   -------------
                               AGREEMENT OF LEASE
                               ------------------

        Made and entered into on the 30th day of October, 1997

BETWEEN  NECHESEI HAR HOTZVIM LTD. (51-168405-2)
         of 27 Hamered Street, Tel Aviv
         (hereinafter "the Lessor")
                                                                of the one part
                                                                ----------------

AND      R.T.S. BUSINESS SYSTEMS LTD. (51-128135-4)
         of 5 Kiryat Mada Street, Har Hotzvim, Jerusalem
         (hereinafter: "the Lessee")
                                                              of the other part
                                                              ------------------

CHAPTER ONE
-----------

Definitions

In this Agreement the following terms will have the meanings set opposite them:

"The Parcel"              Parcel 110 Block 30241 in the Har Hotzvim Industrial
                          Zone, Jerusalem.

"The Building"            A building which has already been constructed on the
                          Parcel (formerly Luz Building), which is located at 5
                          Kiryat Mada Street, Har Hotzvim, Jerusalem.

"The Leased               An area of approximately 1,700 sq.m. gross, according
Premises"                 to drawings attached to the Agreement as an integral
                          part hereof.

                          The Leased Premises are split into two levels. On level 718: an area of approximately 500 sq.m. gross, the boundaries of which are marked with a blue line on the drawing attached to this Agreement as an integral part hereof and marked as "Appendix A-1", and on level 724: an area of approximately 1,200 sq.m. gross, the boundaries of which are marked with a blue line on the drawing attached to this Agreement as an integral part hereof and marked "Appendix A-2".

"The Management           A management company which provides maintenance
Company"                  services to the Building, whether established by the
                          Lessor itself or together with others, or which has been appointed or may in the future be appointed with the Lessor's consent.

"The Index"               The Consumer Price Index (including fruit and
                          vegetables) published by the Central Bureau of Statistics and Economic Research, including such index if published by any other governmental body, or any other official index which may come in its stead, whether or not it is structured on the same data on which the existing index is structured.

"The Basic Index"         The index for the month of March 1997 as published on
                          April 15, 1997 - i.e. 146.8 points.

"The Determining          The last index which is known on the date specified in
Index"                    this Agreement for the effecting of any of the
                          payments of rent, or on the date of actual payment thereof, whichever is the later.

"Period of Lease"         The period of lease mentioned in Clause 3.2 of this
                          Agreement.

"The Bank" or "Bank"      Bank Hapoalim B.M.

"Agreed interest"         Interest at rate of 150% (1.5 times) the rate of
                          interest (including commissions and expenses) demanded by the Bank (Branch 609) in respect of unauthorized withdrawals on revolving credit business accounts, where the calculation of such interest will be done in the manner and according to the method by which the aforesaid Bank (Branch 609) calculates interest during the period in which "the agreed interest" (including compound interest) is payable pursuant to this Contract. Written confirmation from the aforesaid Bank
                          (Branch 609) with regard to the aforesaid rate of interest at that branch will constitute conclusive proof of the fact. In the case of a default in payment of up to seven days, the rate of "the agreed interest" will be the same as the rate of interest demanded by the aforesaid Bank in respect of an unauthorized withdrawal on such account.

Preamble
--------

WHEREAS The Lessor owns the long leasehold right (from the Israel Lands Administration) in and to the Parcel, the Building and the Leased Premises and is entitled to let the Leased Premises in accordance with any law; and

WHEREAS The Lessee wishes to take the Leased Premises on hire from the Lessor for the period and on the conditions set forth below in this Agreement; and

WHEREAS The Lessor has agreed to let the Leased Premises to the Lessee in accordance with the terms and conditions of this Agreement;

Now therefore it is agreed, stipulated and declared by the parties as follows:

1.      1.1  The preamble to this Agreement constitutes an integral part hereof.

        1.2 The appendices to this Agreement constitute an integral part hereof.

        1.3  Clarifications
             --------------

             For the sake of good order the parties clarify that at the date of signing of this Agreement, there is a lease in force between them, pursuant to a lease contract dated November 18, 1992 and an addendum to the lease contract dated June 10, 1996 (hereinafter:
             "the Lease Contract") in relation to the leased areas described below, and for the period described below, as follows:

             1.3.1 An area of approximately 500 sq.m. gross on level 724 in the Building.

             1.3.2 An area of approximately 500 sq.m. gross on level 718 in the Building.

             1.3.3 A temporary lease pursuant to "temporary addendum to the Lease Contract" of an area of about 165 sq.m. gross in the Luz Building on level 718. This temporary lease is until October 31, 1997 (with the Lessee having a right to extend the period of this temporary lease until December 31, 1997, as stipulated in the "temporary addendum to the Lease Contract").

             1.3.4  The period of lease of the leased areas described in Clauses
                    1.3.1 and 1.3.2 above ends on December 31, 1997.

             1.3.5 All responsibility pursuant to "the Lease Contract" in relation to the aforesaid leased areas and in relation to any matter during the period up to the end of the period of lease continues to apply to the Lessee.


        1.4 In the framework of the area of the Leased Premises as marked in "Appendix A-2" there is an area of approximately 700 sq.m. gross that has been included, the boundaries of which are marked in blue dotted lines on the drawing ""Appendix A-2"; this area will henceforth be referred to as "the New Area".

        1.5 All the areas of the Leased Premises, save and except "the New Area", were (and still are at the date of signing of this Agreement) leased to the Lessee as stated in Clauses 1.3.1 and
             1.3.2 above.

        1.6  The Lessor hereby declares and undertakes that:

             1.6.1 It holds the long leasehold right in the Parcel, in the Building and in the Leased Premises, and that the Leased Premises and/or the Lessor's rights in respect thereof are free and clear of any debt and/or attachment and/or pledge and/or claim and/or any other third party right, save for a charge in favor of Bank Hapoalim, and excluding a right of lease in favor of B.R.M. Technologies Ltd. in relation to the New Area, as elucidated in Clause 2.3 below.

             1.6.2 There are no demolition orders of whatsoever nature in force against the Leased Premises.

             1.6.3 The town planning scheme which applies to the Leased Premises makes it possible to conduct the purpose of the lease in the Leased Premises.

             1.6.4 There is no legal and/or contractual and/or other impediment to letting the Leased Premises to the Lessee in accordance with the terms and conditions of this Agreement, and included in this the Lessee (sic! - the Lessor) declares that it has not let the Leased Premises under a lease which conflicts with the lease pursuant to this Agreement.

             1.6.5 "The New Area" will be delivered to the Lessee where same is completely free and vacant of any occupier and tenant.

             1.6.6 The Lessor confirms that the letting of other leased areas in the Building, from the date of signing of this Agreement, will not be for a lease purpose which involves the causing of unreasonable noise.

             All subject to the matters set forth in this Agreement.

        1.7 The headings to clauses in this Agreement are for purposes of place-finding and for convenience only, and do not form part of the Agreement and shall not be used for purposes of interpretation.

CHAPTER 2
---------

The lease, period and purpose thereof
-------------------------------------

Waiver of allegations, delivery of occupation of the Leased Premises and adaptation works therein

2.      2.1  The Lessee hereby declares that it has seen and examined the Leased
             Premises, has measured the area thereof, examined the possibilities of use thereof, the zoning situation in respect thereof and the permitted uses pursuant to the town planning scheme, and has found that the Leased Premises are suitable for its purposes and its objectives and that the Leased Premises are in good and proper order. The Lessee will take the Leased Premises on hire in the condition in which same stand and it hereby expressly waives in advance any allegation with regard to non-conformity in relation to the Building, the Leased Premises, the possibility of using the Leased Premises and its entering into this Agreement.

        2.2 Commencing from January 1, 1998 the Leased Premises, excluding "the New Area" will be deemed to have been delivered to the Lessee.

        It is agreed that all the responsibility for the state of the Leased Premises (excluding "the New Area") and the standard and quality thereof, is imposed on the Lessee; and for the sake of good order it is hereby clarified that the condition of the Leased Premises (excluding "the New Area") and the standard and quality thereof are the outcome of the use, occupation and lease of the Leased Premises as carried out by the Lessee up to December 31, 1997 by virtue of "the Lease Contract". The Lessor does not have and will not have any responsibility (and no knowledge will be imputed to the Lessor) in relation to the condition of the Leased Premises as at January 1, 1998.

        With regard to the condition of "the New Area", the following provisions will apply.

   2.3 The Lessor shall deliver occupation of "the New Area" to the Lessee on January 1, 1998.

        The "New Area", on the date of signing of this Agreement, is let to B.R.M. Technologies Ltd. (hereinafter "the Present Tenant"), which is due according to its undertaking to the Lessor and to the Lessee, to vacate the New Area by not later than December 31, 1997.

        "The Present Tenant" has given notice that it is possible to anticipate the vacation of "the New Area" prior to December 31, 1997 (but not before December 1, 1997). It is agreed that should the "Present Tenant" vacate the "New Area" prior to December 31, 1997, then and in such event the Lessor shall deliver occupation of the "New Area" to the Lessee on the day following completion of actual vacation effected by the "Present Tenant" (but not before December 1, 1997), and the Lessee hereby undertakes to accept occupation of "the New Area" from the Lessor on the day following the vacation thereof by the "Present Tenant" (but not before December 1, 1997).

        The date specified in this clause 2.3 for the delivery of occupation of "the New Area" will be the date of commencement of the lease in respect of "the New Area" (that is to say, January 1, 1998 or prior thereto in accordance with the above provisions).

   2.4 With regard to Clause 2.3 it is hereby agreed that the Lessor shall make every reasonable effort in order that "the Present Tenant" shall vacate the "New Area" by not later than December 31, 1997. However no responsibility will be imposed on the Lessor due to any postponement which may apply as a result of a default on the part of "the Present Tenant".

        The parties confirm that they have signed separately on an agreement with "the Present Tenant" regarding the date of vacation of "the New Area" and with regard to compensation due to a delay in vacating (hereinafter "the Damages Agreement"); the text of the Damages Agreement is attached to this Agreement as an integral part hereof and is marked "Appendix B".

        It is agreed that if "the Present Tenant" does not vacate "the New Area" by February 1, 1998, the Lessee will be entitled by written notice to be delivered to the Lessor to give notice that it cancels this Agreement, on the basis that the cancellation will come into force on June 30, 1998; and if the Lessee has delivered such notice of cancellation, this Agreement as it stands shall apply in respect of the Leased Premises, exclusive of "the New Area", in relation to the period until June 30, 1998, and "the New Area" will not be delivered to the Lessee. Should the Lessee not deliver notice of cancellation pursuant to this sub-clause on or before February 28, 1998, the Lease Agreement will continue in accordance with the provisions of this Lease Agreement. Where the Lessee has delivered notice of cancellation pursuant to this sub-clause properly and on due date, the period of lease will end on June 30, 1998, and it will be deemed to be a period stipulated from the outset, and neither party will have any claims against the other.

        For the avoidance of doubt it is clarified that in every case rent which the Lessee is obliged to pay will be calculated according to the date of delivery of occupation of the Leased Premises as specified in Clause
        6.1.3 below.

   2.5 The Lessor shall deliver occupation of "the New Area" to the Lessee, and the Lessee shall accept occupation of "the New Area", in circumstances where "the New Area" is in the condition as it stands on the date of delivery of occupation thereof, which is after use by "the Present Tenant".

        For the avoidance of doubt it is hereby clarified and agreed that "the New Area" will include all the fixtures and systems existing therein (if any) on the date of delivery of occupation thereof to the Lessee, including, and without derogating from the generality of the foregoing, partition walls, communications wiring, ceilings, electrical wiring, air-conditioning systems, carpets and so forth.

        Without derogating from the provisions of Clause 2.7 below, it is hereby expressly agreed that the Lessee alone shall be responsible for adapting "the New Area" to the Lessee's needs, including the execution of all works required therein, all of which shall be at the Lessee's expense. The same shall apply with regard to any repair and replacement of any system and any part in the "New Area".

        It is hereby expressly agreed that no liability is imposed or will be imposed on the Lessor with regard to the condition of "the New Area", and the condition of any system therein or any other part thereof. No obligation shall be imposed on the Lessor to bear any cost required for purposes of preparing "the New Area", the repairs required therein and for any other purpose.

        It is hereby clarified that the Lessor does not have any knowledge with regard to the state of "the New Area" and concerning the proper working order thereof and of any system and part therein, and no such knowledge shall be imputed to the Lessor. The Lessee undertakes to inspect the "New

        Area" by itself and through tradesmen on its behalf. The Lessee declares that it has undertaken to take "the New Area" on hire and to accept occupation thereof (within the framework of the Leased Premises and generally) after having found same to be suitable for its purposes and after it has agreed to the matters set forth in relation to "the New Area" in this Clause 2.5 and in this Agreement.

    2.6 The Lessee undertakes to execute improvements in most of the areas of the Leased Premises which are on level 724 (both in "the New Area" and also in the remaining portions of the Leased Premises which are on this level), which shall include at least the installation of a new decorative ceiling and repainting, all solely at the Lessee's expense and on its responsibility.

    2.7 Nothing contained in clauses 2.3 and 2.5 above shall derogate from the Lessor's responsibility for the proper working order of the central units of the air-conditioning which are located on the roof of the Building, and for the proper working order of the air-conditioning system (central heating and cooling) up to the Leased Premises, as well as for the proper working order of the water system up to the Leased Premises, and the proper working order of the sewerage system outside the Leased Premises, and the proper working order of the electricity supply system up to the Leased Premises; all on the date of commencement of the lease.

        The maintenance of all the above from the date of commencement of the lease shall be in accordance with the provisions of Clause 12.3 below.

The lease and the period thereof

3. 3.1 The Lessor hereby lets to the Lessee and the Lessee takes on hire from the Lessor the Leased Premises for the period, on the consideration and on the terms and conditions set forth in this Agreement.

    3.2 The period of lease is for 5 years commencing on January 1, 1998 and terminating on December 31, 2002.

    3.3 Notwithstanding the foregoing, and in accordance with the matters set forth in Clause 2.3 above, it is possible that the lease of "the New Area" will be brought forward, so that the lease period in respect thereof may also commence prior to January 1, 1998 (but not before December 1, 1997).

        Should the lease of "the New Area" be brought forward as aforesaid, then all the provisions of this Agreement shall apply with respect to the lease of "the New Area" commencing from the date of actual commencement of the lease of the "New Area".

4. 4.1 Subject to the contents of Clause 4.2 below, it is agreed that the parties will not be entitled to terminate the lease except in accordance with the provisions of this Agreement and/or the provisions of the law. A party which breaches its obligation as set forth above shall not be released from the fulfillment of its obligations pursuant to this Agreement, in whole or in part.

    4.2 Shortening of the period of lease
        ----------------------------------

        The Lessee is hereby given the right to shorten the period of lease in respect of the entire Leased Premises, as follows:

        4.2.1 The Lessee may notify the Lessor in writing by not later than June 30, 1999 regarding a shortening of the period of lease so that it will terminate on December 31, 1999.

        4.2.2 The Lessee may notify the Lessor in writing by not later than December 31, 2000 regarding a shortening of the period of lease so that it will terminate on June 30, 2001.

        4.2.3 Each of the Lessee's notice pursuant to Clauses 4.2.1 and 4.2.2 above will be referred to henceforth as "notice of shortening".

        4.2.4 No notice of shortening shall be valid unless given in writing and delivered to the Lessor on or before the date specified in Clauses 4.2.1 and 4.2.2 (as the case may be).

        4.2.5 Where the Lessee has delivered a notice of shortening, the period of lease pursuant to this Agreement will end on the date specified in Clauses 4.2.1 and 4.2.2 (as the case may be); all on condition that notice of shortening has been properly delivered on due date.

               Where such notice of shortening has been delivered, the lease will be deemed to have been fixed from the outset for a period of lease terminating on December 31, 1999 (if the notice of shortening is delivered pursuant to Clause 4.2.1) or on June 30, 2001 (if the notice of shortening was delivered pursuant to Clause 4.2.2) (hereinafter "the Shortened Period of Lease").

        4.2.6 Should no notice of shortening be delivered up to either of the dates specified in Clauses 4.2.1 and 4.2.2 above, the period of lease will automatically continue.

        4.2.7 Where the period of lease has ended, as stated in Clause 4.2.5 above, the Lessor shall return to the Lessee the promissory notes in the Lessor's possession (in accordance with the provisions of Clause 6.6 below) and which relate to the period subsequent to the end of the Shortened Period of Lease ).

5. The purpose of the lease is to conduct a software and hardware house in the Leased Premises and offices which serve for such purpose, and the Lessee hereby undertakes by way of a material undertaking not to use the Leased Premises during the entire period of lease for any other purpose.

CHAPTER THREE
-------------

Rent and manner of payment thereof

6.      6.1  The Lessee hereby undertakes by way of material undertaking to pay the Lessor monthly rental throughout the entire period of lease, as follows:

             6.1.1 Rental in respect of the lease of the Leased Premises for each Gregorian month therein during the period of lease commencing from January 1, 1998, is hereby fixed at NIS 63,580 (in words: sixty-three thousand five hundred and eighty new shekels) (hereinafter "the Basic Rental"), plus linkage differentials to the index as described below, and together with V.A.T.

             6.1.2 If the lease of the "New Area" is brought forward in the manner prescribed in this Agreement, then the daily rental (for each day of lease in the month of December 1997) in respect of "the New Area" is hereby fixed at NIS 845 (in words: eight hundred and forty-five new shekels), plus linkage differentials to the index as described below, and plus V.A.T.

             6.1.3 If the "Present Tenant" should be late in delivering "the New Area" (beyond December 31, 1997), then the Basic
                    Rental will be reduced in respect of each day of default by the amount specified in Clause 6.1.2 (hereinafter "the Extent of the Reduction"); all up to the date of commencement of the lease in respect of "the New Area".


                    The Basic Rental and the rental pursuant to Clause 6.1.2 above and "the Extent of the Reduction" aforesaid shall be paid together with linkage differentials to the index on a basis that each payment of Basic Rental shall be increased by the same percentage as the percentage rise in the "Determining Index" as against "the Basic Index".

        6.2 The Lessee takes note of the fact that the Building, the Parcel, the Lease Agreement and every payment pursuant thereto, have been pledged by the Lessor in favor of Bank Hapoalim.

        6.3 The Lessee undertakes to pay the Lessor the monthly rentals, together with linkage differentials to the index and plus V.A.T., in respect of each Gregorian month in advance, on the first day of each Gregorian month, commencing from January 1, 1998.


             The Lessee undertakes to make payment to the Lessor on January 1, 1998 of the daily rentals pursuant to Clause 6.1.2 above, in the event that the lease of the "New Area" is brought forward as aforesaid.


        6.4 The status of the linkage differentials shall be the same as the principal amount of the rentals for all intents and purposes.

        6.5 For the convenience of collection of the monthly rentals and as security for the due payment thereof, the Lessee undertakes to deliver to the Lessor 60 index-linked promissory notes (hereinafter "the Promissory Notes" or "the Promissory Note"). The text of the Promissory Notes shall be according to the text of the note a copy of which is attached to this Agreement as an integral part hereof and is marked "Appendix C".

             The amount of each Promissory Note shall be NIS 63,580 plus V.A.T. at the rate thereof according to law on the due date of payment, and the basic index in each Promissory Note shall be 146.8 points.

             There shall be a Promissory Note in respect of each payment of monthly rentals, and accordingly the date of each note shall be the first day of each Gregorian month during the Period of Lease, commencing from January 1, 1998 (the first note) and ending on December 1, 2002 (the last note).

             The place of payment of each Promissory Note shall be at Bank Leumi le-Israel B.M., Mahane Yehuda branch (913) account 10000/61, and the Lessee confirms that it has given an instruction to the aforesaid Bank to meet each of the Promissory Notes. Amounts paid will be transferred to the Lessor's aforesaid bank account.

             The Promissory Notes are not endorseable, but may be deposited for purposes of effecting a demand for payment at the Lessor's aforesaid bank. The Lessor undertakes not to transfer the Promissory Notes to any third party (except the Bank) whether for consideration or otherwise. This undertaking by the Lessor shall be deemed to be a material undertaking.

             The fact of the delivery of the aforesaid Promissory Notes, the deposit thereof and the demand for payment thereof do not constitute payment or settlement. Only the actual payment and settlement of the monthly rentals shall be deemed to be payment.

        6.6 Where the Lessee has paid a Promissory Note in relation to a month in which it is necessary to make a reduction in the rentals, in accordance with the provisions of Clause 6.1.3 above, the Lessor shall refund to the Lessee "the Extent of the Reduction" within two days from the date of payment of the Promissory Note, plus linkage differentials to the index.

        6.7 In the case of a default by the Lessee in the payment of rentals, the Lessee undertakes to pay the Lessor penalty interest on the amount in arrears and for the period of the default at the rate of "the Agreed Interest". This right available to the Lessor shall not derogate from any other right the Lessor may have according to law and pursuant to this Agreement.

        6.8  Parking garages
             ---------------

             For the avoidance of doubt it is hereby clarified that the parking of a private vehicle, commencing from the date of first operation of the internal parking garage in an adjacent building (on the Parcel) shall be effected according to financial arrangements and a separate agreement to be made between the Lessee and the operator of the parking garage (whether the operator is the Lessor itself or any other entity).

             The Lessor undertakes that the operator of the internal parking garage in the adjacent building will allow the Lessee to park two specific motor cars in the aforesaid internal parking garage (at unmarked places) without an extra payment, provided that the Lessee signs a separate parking agreement with the operator of the parking garage which is acceptable to the operator of the parking garage.

             In addition to the parking of the aforesaid two cars, the Lessor undertakes that if the Lessee so requests, the operator of the aforesaid parking garage will agree to enter into a parking agreement with the Lessee (which is acceptable to the operator of the parking garage) for the parking of 24 specific motor cars. The amount of the payment and the payment arrangements will be as prescribed from time to time by the operator of the parking garage.

             Until the start of operation of the internal parking garage in the adjacent building and so long as building operations on the Parcel allow for this (as shall be determined by the Lessor), the Lessor will permit the Lessee to park free of charge and at unmarked places in the presently existing open parking ground, 12 specific motor cars on the part of the Lessee.

    V.A.T.

    7. Value Added Tax at the rate prevailing for the time being shall be added to each payment for which the Lessee is liable pursuant to this Agreement. For the avoidance of doubt it is clarified that no double V.A.T. shall be paid in respect of any payment.

CHAPTER FOUR
------------

Additional payments for which the Lessee is liable

    8. 8.1 In addition to the payment of the rentals, the Lessee hereby undertakes that during the entire Period of Lease it will effect the following payments:

            8.1.1 All the municipal and governmental taxes, the rates, fees, levies and any other compulsory payments imposed on the Leased Premises and on the use thereof, which are imposed and which may in the future be imposed on occupiers of properties or on a person who operates or conducts a business in the Leased Premises.

            8.1.2 All the fees and the payments which relate to the consumption of water and electricity in the Leased Premises.

                   The payments referred to above shall be paid directly to the authorities and entities concerned.

            8.1.3 Payments which are demanded by the Management Company in accordance with the management agreement.

                   The Lessor undertakes to cause a situation that the Lessee's payments to the Management Company for the management of the Building and the providing of maintenance services therein, will not be higher than NIS 21,675 (an amount linked to the index, Basic Index: 146.8 points) on average per month in any year of lease (plus V.A.T.). This provision also applies in the event of the letting of portions of the Leased Premises to subsidiaries and/or affiliates and/or associated companies (hereinafter "Affiliated Companies") and for so long that the Lessee has not let parts of the Leased Premises to sub-tenants who are not Affiliated Companies under a sub-lease, the aggregate area of which exceeds 250 sq.m., even though it is permitted to do so as stated in Clause 19.4 below.

                   The Lessee's payments in accordance with this sub-clause in respect of each month in the first three-quarters in each year of lease shall be a sum of NIS 21,675 (linked as aforesaid and plus V.A.T.), and at the end of the last quarter an accounting will be done, and if there was an overpayment the surplus amount will be deducted by the Management Company from the payment in respect of the first quarter in the following year of lease, and in the last year of lease, the surplus amount, if any, will be refunded by the Management Company, at the end of the Period of Lease.

            8.1.4 If any of the amounts the Lessee is obliged to pay in accordance with Clauses 8.1.1 and 8.1.2 above should be based on an account which relates to the whole Building or to one of the wings in the Building, the Lessee will make payment to the Lessor according to a meter which relates to the Leased Premises, and if there is no meter, then an appropriate portion of the amount of the account according to the ratio the Leased Premises bear to the Building.

            8.1.5 Each of the payments mentioned above in this clause shall be paid by the Lessee on the legal date on which same is required to be paid to the authorities or to the entities concerned.

            8.1.6 The Lessee undertakes to exhibit to the Lessor, from time to time, when called upon to do so by the Lessor, all the receipts and/or certificates evidencing that the payments imposed on the Lessee pursuant to this Contract have in fact been paid by it.


      8.2 Should one of the parties (hereinafter "the First Party") effect any payment which, according to the provisions of this Agreement, is imposed on the other party, the other party will be obliged to refund to the First Party any amount which has been paid by the First Party as aforesaid, where such amount is linked to the index from the date of payment thereof by the First Party and up to the time of actual repayment thereof, and bearing interest at the rate of "the Agreed Interest".

CHAPTER FIVE
------------

The Lessee's obligations
------------------------

9. 9.1 The Lessee hereby undertakes that, at its expense, it will obtain all the licenses and permits required and which may in the future be required by the competent authorities for the conduct of the Lessee's business in the Leased Premises, and in addition, to comply, at its expense, with any condition which may be demanded by such authorities for the grant of the licenses and the permits and/or the renewal thereof.

        The failure to obtain licenses and permits as aforesaid, or any portion thereof, by the Lessee and/or the non-renewal thereof, shall not constitute grounds for a breach of this Agreement by the Lessee. The Lessee declares that the Lessor is not responsible to it for obtaining any such license and/or permit.

   9.2 The Lessee hereby undertakes that throughout the entire period of the lease it will comply with all the laws, regulations, and including the bylaws, which apply and/or which may in the future apply, during the period of lease, to the Leased Premises, to the use thereof and to the business and the activities carried out therein.

        Should the Lessee breach an obligation imposed on it in connection with the lease of the Leased Premises and the use thereof, as described above in this clause, the Lessee shall compensate the Lessor for any damage and/or expense incurred by the Lessor (if any) due to the breach and/or in consequence thereof.

   9.3 The Lessee hereby undertakes not to use the Leased Premises, or any part thereof, in a manner which will cause noises, odors, tremors, pollution and/or smoke and/or constitute a nuisance to neighbors, in an unreasonable manner and having regard to the region in which the Leased Premises are located.

        The Lessee shall bear the payment of any fines which may be imposed, by the municipal authorities and/or by State institutions, if imposed, in respect of a violation of the provisions of this clause. Where fines are imposed as aforesaid in respect of the Lessor, the Lessee shall indemnify the Lessor for the full amount of such fines.

   9.4 Shortly after the commencement of the period of lease, the Lessee shall give written notice to the local authority in the jurisdiction of which the Leased Premises are located, and to the Management Company regarding the fact that Lessee has taken occupation of the Leased Premises, and with respect to the duration of the period of lease and/or the remaining details which may be demanded by them, and concurrent therewith shall send a copy of his aforesaid notices to the Lessor.

Signboards

10. The Lessee shall be entitled to hang a signboard/s solely at the place designated for the purpose in the Building, and after the signboard/s, the type and the form thereof, have been approved by the Lessor.

Restriction on use

11. The Lessee undertakes not to keep any materials, tools, equipment and any other chattels outside the Leased Premises, and the Lessee will not be entitled to use the Parcel and/or any part of the Building, apart from the Leased Premises, for any purpose whatsoever except for obtaining access to the Leased Premises.

Management of the Building

12. 12.1 The Lessee undertakes to comply fully with all the provisions contained in the house regulations of the Building, if there are house regulations, and/or any reasonable provision, directive and rules that may be prescribed from time to time by the Management Company.

    12.2 In addition, and without prejudice to the Lessee's remaining obligations, the Lessee undertakes that at the time of signing of this Agreement it will sign an agreement with the Management Company for obtaining services, in the text attached to this Agreement, and will pay the Management Company, throughout the entire period of lease, the maintenance expenses, management charges and the remaining amounts which may be due to the Management Company pursuant to the Management Agreement. Failure to pay the Management Company shall be tantamount in all respects to a failure to pay rentals pursuant to this Agreement. The contents of this Clause 12.2 are subject to the provisions of Clause 8.1.3 above.

    12.3 For the sake of good order, the Lessor confirms that occupation [maintenance] of the Building (excluding leased areas) and the systems in the Building, which are not systems of the Leased Premises, is imposed on the Management Company, including the supply of air-conditioning (cooling and heating) up to the Leased Premises, a system for conveying water up to the Leased Premises, a sewerage system outside the Leased Premises and a system for the supply of electricity up to the Leased Premises.

13. 13.1 The Lessee hereby undertakes to use the Leased Premises carefully, to preserve the cleanliness of the Leased Premises and the Building and to refrain from causing any damage and/or spoilage in the Leased Premises.

    13.2 The Lessee shall be obliged within a reasonable time, in the circumstances of the matter and at its expense and to the satisfaction of the Lessor, to repair any damage and/or fault which may be caused to the Leased Premises by it and/or its employees and/or persons acting on its behalf and/or its customers and/or as a consequence of its use of the Leased Premises, save and except for faults which are caused due to wear and tear resulting from reasonable use.

    13.3 The Lessor will be obliged, within a reasonable time in the circumstances of the matter, to repair any damage and/or fault which the Lessor and/or its employees caused to the Building and/or to the Leased Premises.

    13.4 Should the Lessee fail to perform a repair for which it is liable by virtue of the contents of sub-clause 13.2 above, the Lessor or anyone on its behalf shall be entitled, but not obliged, to carry out such repairs itself, and the Lessee shall be obliged to repay the Lessor, immediately upon the Lessor's demand, any amount which may be incurred for performing the repair, linked to the index and plus interest at the rate of "the agreed interest", calculated from the date of disbursement of the money and up to the time of actual repayment.

          Coupled with the demand for the expenses from the Lessee, the Lessor shall present to the Lessee receipts and accounts evidencing the cost of performing the repair.

    13.5 Should the Lessor fail to perform a repair for which it is liable pursuant to Clause 13.3 above, and the fault or damage prevents reasonable use of the Leased Premises, then the Lessee shall be entitled to repair the fault or the damage, after having given the Lessor and the Management Company prior warning notice of two weeks, and the Lessor shall be obliged, if the damage and the fault has not been repaired, to refund to the Lessee any amount it incurred for performing the repair, linked to the index.

14. 14.1 The Lessee hereby undertakes, as a material undertaking, that after the commencement of the lease it will not perform or carry out any alterations in the Leased Premises and/or additions to the ceilings, floors and walls of the Leased Premises, and will not carry out building works of whatsoever nature, without obtaining the Lessor's prior written consent thereto, and will comply with all the terms and conditions thereof.

          The Lessor is deemed to have agreed that it is appropriate to perform the works imposed on the Lessee pursuant to Clause 2.6 above, including ceilings and internal partitions (and similar other internal alterations). The Lessor further agrees to the installation of computer and communications cables and the threading and insertion of electricity and telephone wires; provided that the Lessor complies with all provisions of the law which relate to the matter.

    14.2 Without prejudice to the contents of sub-clause 14.1 above, any alteration and/or addition to the Leased Premises which may be made in accordance with the above provisions of this clause shall remain in the Leased Premises and shall constitute an integral part thereof, and the Lessor shall not be called upon to pay the Lessee any consideration in respect thereof, but the Lessor may demand from the Lessee that the Leased Premises be restored to their former condition, and in such event the Lessee shall, at its expense, restore the Leased Premises to their former condition, to the Lessor's satisfaction, by not later than the end of the period of lease.

15. The Lessee shall be responsible for all the damage which may be caused to the Leased Premises and/or to the Building (excluding damage the original cause of which lies in wear and tear resulting from reasonable use of the Leased Premises) and/or damage to any third party who may be in the Leased Premises and/or in the Building and which result from acts and/or omissions on the part of the Lessee, including acts and/or omissions of its employees, persons acting on its behalf, its customers and/or as a consequence of conducting the Lessee's business in the Leased Premises and/or in the Building.

CHAPTER SIX
-----------

Insurance
---------

16. 16.1  16.1.1  The Lessee undertakes that, at its expense, it will insure its activities in the Leased Premises by way of employers liability insurance as well as third party liability insurance, with the sum assured being a realistic one, and to add the name of the Lessor as an additional insured in the aforesaid policy/ies, without there being a right of subrogation against the Lessor, and where any third party insurance is subject to a "cross-liability" clause pursuant to which the insurance will be deemed to have been effected separately for each of the individual parties making up the insured.

          16.1.2 The Lessee undertakes, as a material undertaking, to insure the contents of the Leased Premises, on the basis that the sum assured will be realistic, and to add the name of the Lessor as an additional insured under the policy without any rights of subrogation against the Lessor.

          16.1.3 The Lessee shall, at the Lessor's request, exhibit to the Lessor any policy taken out by the Lessee as aforesaid, and shall update the sums assured and/or cause a change in the terms and conditions of the policy if such terms and conditions are inconsistent with the provisions of this Agreement.

            16.2 For the avoidance of doubt it is clarified that no responsibility of whatsoever nature shall rest on the Lessor vis-a-vis the Lessee in respect of any damage which may be caused to the Lessee and/or its property and/or its business, due to any reason. All such damage shall be covered by the insurances which the Lessee is obliged to effect as aforesaid.

            16.3 Should the Lessor be held liable for payment of additional insurance fees in excess of the customary norm as a result of the Lessee's operations in the Leased Premises, then and in that event the Lessee shall pay the Lessor the aforesaid extra amount upon the Lessor's demand; together with its demand the Lessor shall present the Lessee with a certificate from the insurance company evidencing the payment of the additional insurance fees.

CHAPTER SEVEN
-------------

17. 17.2 The Lessee undertakes to permit the Lessor and/or its employees and/or agents and/or persons acting on its behalf to enter the Leased Premises at normal working hours, after prior arrangement with the Lessee, in order to examine the Leased Premises and/or for purposes of carrying out repairs therein and/or in order to exhibit the Leased Premises to potential buyers and/or tenants, provided that by so doing the Lessee's reasonable use of the Leased Premises shall not be adversely affected and no unreasonable inconvenience will be caused to the Lessee.

Carrying out of works in the Building and in the Parcel

    17.2 The Lessor shall be entitled to perform any construction and development works it deems fit in the Building and/or on the Parcel, and the Lessee will not be entitled to object to the carrying out thereof, provided that as a result thereof the Lessee's right to reasonable use of the Leased Premises shall not be prejudiced.

    17.3 The Lessor has commenced and intends to continue the construction of the Ramot Meir project, which covers part of "the Parcel" and land adjacent thereto, including within the area of "the Building".

          As a result thereof there are and will be parking restrictions in the Building and on the Parcel.

    17.4 The Lessee has taken note of the fact that the Lessor has commenced execution and the Lessor intends to continue execution on the Parcel (and on portions outside the "Building", in "the Building" and adjacent to and abutting on "the Building") of construction works of a large scale, which include excavations, foundation work, shoring, construction of buildings, changes to facades, connecting of buildings, development and finishing works. These works will continue for several years. The Lessee will not be entitled to object to, prevent or interfere with, these building works, and it confirms that it has entered into this Agreement being aware of these matters. As a consequence of the works, various difficulties will be caused, including disturbance, noise, tremors, shocks and dust.

CHAPTER EIGHT
-------------

Transfers
---------

Transfer of the Leased Premises

18. The Lessor shall be entitled to sell, encumber and transfer its rights, or any part thereof, in the Parcel and/or the Building and/or the Leased Premises, to whomever it pleases, without being obliged to obtain the Lessee's consent thereto, provided that any such transferee shall undertake to assume all the Lessor's obligations pursuant to this Agreement.

19. 19.1 The Lessee undertakes not to transfer any right it has pursuant to this Agreement to any person and/or body corporate, whether registered or unregistered, and not to make over or transfer or sublet the Leased Premises or portion thereof, and not to allow any person or registered or unregistered body corporate to make use of the Leased Premises, or portion thereof, and not to make any such person or body corporate a party to occupation of the Leased Premises, or portion thereof.

          This undertaking is a material undertaking.

    19.2 For purposes of this Clause 19.2, the following terms shall have the meanings set opposite them:

          Control - within the meaning of the Securities Law, 5728-1968; Affiliated company - within the meaning of the Securities Law, 5728-1968.

    19.3 For purposes of the contents of sub-clause 19.1 above, the Lessor gives its consent to the grant of a right of use which does not constitute occupation, of portions of the Leased Premises to subsidiaries and/or associated companies and/or affiliated companies of the Lessee and/or to companies owned by the controlling shareholders in the Lessee.

    19.4 Notwithstanding the contents of Clause 19.1 above, without derogating from the provisions of Clause 19.3 above, the Lessor hereby gives its consent to the subletting by the Lessee of portions of the Leased Premises, provided that the sub-lease shall not apply to an area greater than 49% of the areas of the Leased Premises.

          The sub-lease shall not derogate from any of the Lessee's obligations pursuant to this Agreement.

CHAPTER NINE
------------

Vacation of the Leased Premises
-------------------------------

Return of the Leased Premises to the Lessor

20. The Lessee hereby undertakes that at the end of the period of lease, or at the time at which this lease comes to an end prior thereto due to the circumstances specified herein, it will vacate the Leased Premises of any person and object and will deliver the Leased Premises to the Lessor where same are in good order and condition and fit for use, in the same state it received the Leased Premises, save for wear and tear resulting from reasonable use, and subject to the provisions of Clause 14.2 above.

               In addition to any other provision in this Agreement, it is agreed that at the end of the period of lease (or on termination of the lease for any other reason), the Lessee shall return the Leased Premises to the Lessor where same are in good order and condition (fair wear and tear excepted), including all the additions and investments the

                Lessee has made in the Leased Premises. The Lessor is exempted and will be exempted from any payment, indemnity or refund of money to the Lessee in respect of any addition and investment and cost the Lessee may have had in connection with the lease and with the Leased Premises. All such amounts will be deemed to be extra rentals in addition to any other payment for which the Lessee may be liable in accordance with this Agreement.

    Nothing in the foregoing shall prevent the Lessee from removing from the Leased Premises any item it may have added to the Leased Premises which is not affixed and the removal of which does not adversely affect the Leased Premises and the systems thereof.

    At the time of vacation the Lessee shall deliver to the Lessor copies of receipts from the local authority in which the Leased Premises is located, from the Electric Corporation and from Bezeq, with regard to the liquidation and discharge of all the payments which have been imposed on the Lessee by virtue of the provisions of Clause 8 above.

Repairs after vacation

21. It is stipulated and agreed between the parties that if at the time of vacation of the Leased Premises and the return thereof to the Lessor, the Leased Premises are not in the condition as stated in Clause 20 above, excluding wear and tear resulting from reasonable use, then without releasing the Lessee from its obligations to put the Leased Premises into such condition, the Lessor shall be entitled, but not obliged, to perform all the reasonable works which may be demanded, in its discretion, in order to put the Leased Premises into the condition in which the Lessee was supposed to return the Leased Premises to it, and the Lessee shall be obliged to repay to the Lessor, immediately upon the Lessor's first demand, all the expenses incurred for this purpose at their dollar value or, on the Lessor's request, together with "the agreed interest", calculated from the date of the disbursement and up to the time of actual payment, and also to compensate the Lessor for any damage, apart from damage caused by the Lessor and/or anyone on its behalf, resulting from the state of the Leased Premises and/or from the necessity for putting it into good order and condition, fair wear and tear excepted.

Failure to vacate the Leased Premises
--------------------------------------

22.    22.1  Should the Lessee fail to vacate the Leased Premises at the time specified in Clause 20 above, then without prejudice to the Lessor's right to exercise its right to receive back the Leased Premises in any legal manner it may deem fit, the Lessee shall be obliged to pay the Lessor agreed pre-estimated liquidated damages in an amount of NIS 4,000 (four thousand shekels) in respect of each day of default, where this amount is linked to the Basic Index from the date of signing of this Agreement and up to the time of actual payment.

             It is hereby expressly declared by the parties that the amount of the agreed damages denominated above has been fixed after a careful and prudent assessment, and the Lessee shall be estopped from contending that this amount was fixed without any reasonable reference to the damage which could be foreseen at the time of closing of this Agreement as a probable result of the non-vacation of the Leased Premises on due date.

       22.2 It is hereby expressly stipulated and agreed by the parties that nothing contained in sub-clause 22.1 above shall release the Lessee from its obligations under Clause 20 above and/or confer on the Lessee a right to continue to occupy and hold the Leased Premises and/or constitute a waiver by the Lessor of any of the Lessor's rights and/or of prejudicing the Lessor's rights to obtain any other remedy and relief.

23.    23.1  Should the Lessee commit a material breach of this Agreement, the
             Lessor shall be entitled to cancel this Agreement, without this derogating from any other or additional relief, provided that the Lessee has failed to rectify the breach within 14 business days from the date it was called upon to do so. With regard to breaches which do not constitute material breaches, the Lessor shall be entitled to cancel this Agreement after having given prior warning notice of 21 business days to cure the breach, and if such breach has not been duly rectified within the aforesaid time.

       23.2 Nothing in the generality of the foregoing shall in any way prejudice any right the Lessor may have to sue for and to receive specific performance of the provisions of this Agreement and/or to sue for and receive from the Lessee compensation for any damages of whatsoever nature which may be incurred by the Lessor as a result of a breach of this Agreement by the Lessee.

       23.3 A default in payment of rentals by the Lessee for a period of up to 14 days (but not more than three times per year) will not be deemed to be a material breach; however this shall not release the Lessee from the payment of penalty interest as stipulated in this Agreement.

       23.4 Should the "Present Tenant" fail to vacate "the New Area" on time, as stipulated in "the agreement for vacation" (Appendix B), then the provisions of the agreement for vacation shall apply with regard to the compensation.

             Should the "Present Tenant" have vacated "the New Area", but the Lessor has failed to deliver occupation thereof to the Lessee at the time specified in this Agreement, the Lessor shall be obliged to pay the Lessee agreed pre-estimated liquidated damages in an amount of NIS 1,600 in respect of each day of default (commencing from the seventh day of default), where this amount is linked to the index.

Non-applicability of Tenants Protection Laws
---------------------------------------------

24.    The Lessee hereby expressly declares:

       24.1 That it has not paid and is not due to pay to the Lessor, or to any other, person any amount for the Lessor's consent to let the Leased Premises to it, either as key money or as a contribution towards the investments in building construction or in any other way, save and except for the rentals pursuant to this Agreement.

             The Lessee declares that it has not paid and will not pay any amount in connection with this Agreement, the lease and the Leased Premises, which is deemed to be or could be deemed to be "key money".

             The Lessee declares and undertakes that any cost and any payment and any liability the Lessee may bear and which the Lessee does bear pursuant to this Lease Agreement and in connection with the lease and in connection with the Leased Premises, are not and will not be key money. Each of such payments shall be deemed in all respects to be rental, with this being in addition to all the rentals denominated in this Agreement and in addition to any payment, cost and liability specified in this Agreement.

       24.2 That it is aware that the construction of the Building and the Leased Premises was completed after August 20, 1968 and that the Leased Premises were first let after that date.

       24.3 That it is aware that there is no tenant and was no tenant entitled to occupy the Leased Premises and that same are not let for key money.

             The Lessee declares that the Leased Premises (excluding "the New Area") were let to it and delivered to it after August 20, 1968, within the framework of "the Lease Contract", at a time the Leased Premises were vacant of any occupier and tenant.

             The Lessee declares that "the additional area" will be delivered to it where same are free and vacant of any occupier and tenant.

       24.4 That the lease which is the subject of this Agreement is not a protected lease and the Tenants Protection Law (Consolidated Version), 5732-1972, and any regulations made or which may be made pursuant thereto, and any other law which relates to the protection of the tenant or to a restriction on rentals or on conditions of lease, shall not apply to this lease.

       24.5 At the time of vacating the Leased Premises the Lessee will not be entitled to any payment from the Lessor and/or from a substitute tenant either as key money or as payment for improvements or installations in the Leased Premises, nor in any other manner.

   25. By virtue of the fact that the Lessee is a body corporate, the Lessor shall be entitled to cancel this Agreement forthwith also in any event in which liquidation proceedings are commenced against the Lessee, and including in a case in which a provisional liquidator or a receiver or receiver and manager is appointed for it, or any other enforced appointment, provisional or permanent, and such proceedings are not set aside within 90 days from the date of the commencement thereof.

   26. Should a party be late in the payment of any amount it owes to the other party, then any amount which may be paid by the first party shall be applied first to the interest, thereafter to linkage differentials and finally to the principal, and in the event that the collection of any such amount should involve any expenses, then any amount which may be paid as aforesaid shall first be applied towards payment of the expenses and thereafter according to the above sequence.

       27. A default, procrastination or waiver on the part of any of the parties to this Agreement in the exercise of any such party's rights to the provisions of this Agreement, which is not made expressly and in writing, shall not be deemed to be a waiver, estoppel, acquiescence or admission by such party, and it may exercise its rights pursuant to this Agreement at any time it pleases without being estopped from doing so.

       28. It is agreed that the Lessee shall not be allowed to set off any amount to which it is entitled from the Lessor against any amount which it owes to the Management Company, and the Lessee shall not be allowed to set off any amount to which it is entitled from the Management Company against amounts it owes the Lessor.

       29. 29.1 The terms and conditions of this Lease Agreement fully reflect what has been stipulated between the parties and cancel all contractual arrangements, promises, representations and undertakings which were made, if any, between the parties prior to the signing of this Agreement, in relation to the period subsequent to the commencement of the lease pursuant to this Agreement.

           29.2 Any alteration to this Agreement and any addition hereto will only be valid if drawn up expressly and in writing and signed by the parties.

       CHAPTER ELEVEN

       30. Collateral security
           --------------------

           As security for the due fulfillment of each of the Lessee's obligations under this Agreement and pursuant to the Management Agreement, and in relation to the period commencing from the date of commencement of the lease (January 1, 1998; or from the date of delivery of occupation of "the New Area" if this is before January 1,
           1998), the Lessee undertakes to deliver to the Lessor by not later than December 31, 1997, a financial bank guarantee in the text attached to this Agreement as an integral part hereof and marked "Appendix D".

           The bank guarantee shall be in a sum of NIS 250,000 and shall be linked to the index ("Basic Index" as stipulated above) and shall be in force until three months after the end of the Period of Lease (December 31, 2002).

           The Lessee undertakes that the Lessor will have in its possession a bank guarantee as aforesaid until the end of the Period of Lease. After the end of the Period of Lease, or after the end of "the shortened period of lease" (if this applies), and after the Lessee has fulfilled all its obligations to the Lessor, the Lessor shall return the bank guarantee to the Lessee.

           Without derogating from the fact of the guarantee being autonomous and unconditional, the Lessor shall deliver to the Lessee prior notice of seven days regarding its intention to foreclose on the bank guarantee. The Lessor will not deliver such notice in a case that its demand is seven days or less prior to the date of expiry of the validity of the guarantee.

       31. Any notice which may be sent by one party to the other according to the addresses mentioned at the head of this Contract shall be deemed to have been delivered to its destination at the end of 72 hours from the time it is sent by registered post, or at the end of 48 hours from the time it is left at the aforesaid address by a messenger.

       32. The Lessee undertakes to pay every payment it is obliged to pay to the Lessor (according to this Agreement and generally) by way of payment to the Lessor's account at Bank Hapoalim, Kikar Rabin branch Tel Aviv (609) account no. 696653; all this shall include rentals, linkage differentials, V.A.T. and any other payment.

               The Lessor shall be entitled, at any time, to specify another bank account to which the Lessee shall be obliged to transfer the aforesaid payments.

In witness whereof the parties have hereunto signed:


           ( - )                                               ( - )
 Nechesei Har Hotzvim Ltd.                         R.T.S. Business Systems Ltd.
---------------------------                      -------------------------------
        The Lessor                                          The Lessee

ADDENDUM TO LEASE AGREEMENT
                         (hereinafter "this Addendum")

                    Made and entered into December 3, 1997

Between:   NECHESEI HAR HOTZVIM LTD. ("the Lessor")

And:       R.T.S. BUSINESS SYSTEMS LTD. ("the Lessee")

With regard to the lease agreement dated October 30, 1997 (hereinafter "the Lease Agreement") which was signed between the parties in relation to leased premises (in an area of approximately 1,700 sq.m.) in what was formerly Luz Building in Jerusalem, the parties agree as follows:

1. The second paragraph of Clause 2.4 of the Lease Agreement (starting with the words "The parties confirm that..." and ending with the words "... and marked "Appendix B"") shall lapse, and shall be deemed not to have been included in the Lease Agreement from the outset.

2. Appendix B to the Lease Agreement lapses, and shall be deemed not to have been included in the Lease Agreement from the outset.

3. The Lessor hereby notifies the Lessee that it is about to enter into an agreement with "the Present Tenant" (within the meaning of this term under Clause 2.3 of the Lease Agreement) with regard to vacation of "the New Area" (within the meaning thereof under Clause 1.4 of the Lease Agreement).


In witness whereof the parties have hereunto signed

this day, December 3, 1997, at Jerusalem



           ( - )                                               ( - )
 Nechesei Har Hotzvim Ltd.                         R.T.S. Business Systems Ltd.
---------------------------                      -------------------------------
        The Lessor                                          The Lessee

ADDENDUM NO. 2 TO LEASE AGREEMENT

            Made and entered into at  Tel Aviv on November 17, 1998

Between:   NECHESEI HAR HOTZVIM LTD. ("the Lessor")

And:       R.T.S. SOFTWARE LTD. (Company No. 51-128135-4)
          (formerly R.T.S. Business Systems Ltd.) ("the Lessee")

In all matters pertaining to the Lease Agreement signed between the parties on October 30, 1997 (hereinafter "the Lease Agreement") in relation to the Leased Premises in the "Building" (within the meaning thereof under the Lease
Agreement: namely, a building already constructed on Parcel 110 Block 30241 in the Har Hotzvim Industrial Zone, at 5 Kiryat Mada Street, Jerusalem);

The parties agree on amendments to the Lease Agreement as set forth in this document and the provisions contained in this document.

The parties agree that the Lease Agreement and each of the provisions thereof shall continue to apply as same stand, save and except for the amendments made herein as set forth below and in accordance with the following provisions:

1. The description of "the Leased Premises" and the definition thereof in Chapter 01 of the Lease Agreement shall change commencing from the end of December 31, 1998 in a manner whereby the area on level 718 (an area of approximately 500 sq.m. which was marked on the drawing "Appendix A-1" to the Lease Agreement) shall on that date be removed from the Leased Premises (hereinafter "the Eliminated Area").

2. The description of the Leased Premises and the definition thereof in Chapter One of the Lease Agreement shall change, commencing from January 1, 1999 in a manner whereby an area of approximately 340 sq.m. gross on level 722 in the "Building", the boundaries of which are marked with a blue line on the drawing attached to this document as an integral part hereof and marked "Appendix A-3" shall be added to the Leased Premises on that date (hereinafter "the Additional Area").

3. Accordingly (and subject to the third paragraph of Clause 5 below), the term "Leased Premises" in the Lease Agreement shall, commencing from January 1, 1999, be as follows:

    "The Leased Premises" - an area of approximately 1,540 sq.m. gross, according to the drawings attached to the Lease Agreement and to Addendum No. 2 to the Lease Agreement.

    The Leased Premises are split on two levels. On level 724 of the Building: an area of approximately 1,200 sq.m. gross, the borders of which are marked with a blue line on the drawing attached the Lease Agreement as an integral part thereof (marked "Appendix A-2"), and on level 722 in the Building: an area of approximately 340 sq.m., the borders of which are marked with a blue line on the drawing attached to Addendum No. 2 to the Lease Agreement and marked as "Appendix A-3".

4. The Lessee undertakes to vacate the "Eliminated Area" by not later than December 31, 1998 and to deliver occupation thereof to the Lessor on or before December 31, 1998, and all the provisions of the Lease Agreement with regard to vacation as aforesaid and/or delivery of occupation thereof to the Lessor and/or with regard to any breach and/or any default shall apply.

        The Lessee has taken note of the fact that the Lessor intends to let "the Eliminated Area" to others commencing from January 1, 1999.

    The period of lease in respect of "the Eliminated Area" terminates on December 31, 1998.

        5. With regard to "the Additional Area", the Lessee confirms that it is aware that same is currently let to Applied Company (hereinafter "the Present Tenant") which is due to vacate it pursuant to a lease contract, on or before December 31, 1998.

    With regard to vacation of "the Additional Area" by the Present Tenant on or before December 31, 1998, it is hereby agreed that the Lessor shall make every reasonable effort in order that "the Present Tenant" will vacate "the Additional Area" up to the aforesaid date, but no responsibility will be imposed on the Lessor as a result of a postponement in such vacation which is under the responsibility of "the Present Tenant".

    If in fact there should be a delay in the vacation of "the Additional Area" by the Present Tenant, then it is agreed that the dates "December 31, 1998" and "January 1, 1999", with regard to the end of the lease in respect of "the Eliminated Area" and the commencement of the lease in respect of "the Additional Area" (in each of Clauses 1, 2, 3 and 4 of this document) shall be deferred according to the date of vacation of "the Additional Area" by "the Present Tenant".

        6. It is agreed that the provisions of Clauses 2.5 and 2.7 of the Lease Agreement shall also apply in respect of "the Additional Area", so that wherever in those clauses the words "the New Area" is written, same shall be read as though "the Additional Area" was also written. In addition, the Lessee confirms that it is aware that "the Present Tenant" intends to dismantle and remove from "the Additional Area" parts, installations and internal partitions, and as a result thereof there will be a necessity for the Lessee to perform supplementary work and various repairs, all at its expense and on its responsibility.

7. Commencing from the date of termination of the lease of the "Eliminated Area" and the commencement of the lease in respect of "the Additional Area" (where these two have been completed), the amounts specified in Clause 6.1.1 of the Lease Agreement will change and in lieu thereof there shall be substituted the amount of: NIS 59,558 (in words: fifty-nine thousand five hundred and fifty-eight new shekels) together with linkage differentials to the index and plus V.A.T. The index: the Basic Index (146.8 points) and the determined index will be as specified in the Lease Agreement.

    Until the determining date for the commencement of payment of the new amount as agreed above, the Lessee shall continue to pay the rentals in the amount thereof as denominated at present in Clause 6.1.1 of the Lease Agreement.

          8. The Lessee declares that it does not now have the intention of shortening the Period of Lease in accordance with Clause 4.2.1 of the Lease Agreement.

9. The first updated payment pursuant to Clause 7 of this document shall be paid to the Lessor in cash and against payment thereof the Lessor shall return to the Lessee the promissory note which relates to that month. It is agreed that during the first two weeks of that month, the Lessor shall return to the Lessee all the promissory notes held by it at that time, against delivery by the Lessee of new promissory notes (to which all the provisions of the Lease Agreement shall apply, including Clauses 6.5 and 6.6 of the Lease Agreement) the amount of each of which is the same as the new amount specified in Clause 7 of this Agreement (Basic Index: 146.8 points).

    Should new promissory notes not be delivered to the Lessor, the Lessor shall continue to present the existing notes for payment; and any surplus amount which may remain with the Lessor in consequence of the payment of the existing notes will be refunded by the Lessor to the Lessee immediately upon delivery to the Lessor of all the remaining new notes.

          10. It is agreed that this document constitutes an integral part of the Lease Agreement, and apart from the changes which have been made in the Lease Agreement as set forth in this document, all the remaining provisions of the Lease Agreement shall continue to apply.

In witness whereof the parties have hereunto signed
---------------------------------------------------

this day, ________________, at Tel Aviv


           ( - )                                              ( - )
 Nechesei Har Hotzvim Ltd.                              R.T.S. Software Ltd.
---------------------------                      -------------------------------
        The Lessor                                          The Lessee


                                  CERTIFICATE

I the undersigned, ________________, Adv./C.P.A., confirm that the aforesaid "Lessee" signed the foregoing document and that its above signature binds it.

                                                      ______________________
                                                                       , Adv.

ADDENDUM NO. 3 TO LEASE AGREEMENT

                            Signed on April 11, 1999

Between:     NECHESEI HAR HOTZVIM LTD. ("the Lessor")

And:         R.T.S. SOFTWARE LTD. (Company No. 51-128135-4) ("the Lessee")

             1. Commencing from March 1, 1999 the Lessee will take on hire an area of approximately 35 sq.m. gross on level 725 in the Luz Building (hereinafter "the Storeroom") the boundaries of which are marked with a blue line on the drawing attached to this Addendum. The purpose of the lease is for same to serve as a storeroom.

2. The period of lease of the area shall be from March 1, 1999 until December 31, 2000.

3. The Lessee may give the Lessor written notice by not later than October 31, 1999 that it does not wish to continue to hire the Storeroom beyond December 31, 1999. Should the Lessee gives such notice, the lease of the Storeroom will terminate on December 31, 1999.

4. The provisions of the Lease Agreement and of Addendum No. 2 to the Lease Agreement which have already been signed by the parties shall apply to the lease in respect of the Storeroom, subject to an addition of rentals and of management charges as follows:

    4.1 The Lessee shall pay monthly management charges in a sum of $50 (in new shekels according to the representative rate) in respect of the Storeroom for each month.

         The Lessee undertakes to make payment by not later than April 15, 1999 of the monthly management charges for the period March 1, 1999 until December 31, 1999. The monthly management charges for the year 2000 (if the lease of the Storeroom continues) shall be paid on or before January 15, 2000.

    4.2 The monthly rentals for the Storeroom are $250 (in new shekels according to the representative rate) in respect of each month. The Lessee undertakes to make payment not later than April 15, 1999 of the monthly rentals for the period March 1, 1999 until December 31, 1999. The monthly rentals for the year 2000 (if the lease of the Storeroom continues) shall be paid on or before January 15,2000.

    4.3 Together with each amount the Lessee is obliged to pay, the Lessee shall add and shall pay V.A.T.

         5. The Lessee confirms that the commencement of the lease of the Storeroom has occurred and that the Storeroom is in the condition in which it was left by the previous tenant. The Lessee shall, at its expense and on its responsibility, perform everything required in order to adapt the Leased Premises to its objectives.


 In witness wherof the parties have hereunto signed:

                                                       (-)
                                                  R.T.S. Software Ltd.
_______________________                        __________________________
     The Lessor                                        The Lessee

                                       1